                                                                  Exhibit (a)(3)


                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                    TENDER OF SHARES OF CLASS A COMMON STOCK
                                       OF

                          JLK DIRECT DISTRIBUTION INC.

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Class A Common Stock, par value $0.01 per share (the "Shares"), of JLK Direct Distribution Inc. ("JLK"), a Pennsylvania corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in the Offer to Purchase), or if time will not permit all required documents to reach the depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the depositary. See the section captioned "The Offer -- 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        The Depositary of the Offer is:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

         By Mail:             By Overnight Courier:            By Hand:
Reorganization Department   Reorganization Department  Reorganization Department
      P.O. Box 3301             85 Challenger Rd.            120 Broadway
South Hackensack, NJ 07606      Mail Stop--Reorg              13th Floor
                              Ridgefield, NJ 07660        New York, NY 10271

                           By Facsimile Transmission:
                                 (201) 296-4293
                        (for Eligible Institutions only)

                          For Confirmation Telephone:
                                 (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to JLK, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 3, 2000 (the "Offer to Purchase") and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in the section captioned "The Offer -- 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

Number of Shares:

Share Certificate Numbers (if available):

Check Box if Shares will be tendered by book-entry transfer: [ ]

Account Number:

Dated:

Names(s) of Record Holder(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Please Type or Print

Address(es):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Zip Code

Area Code and Telephone Number:

Signature(s):

X

Dated:

X

Dated:

Capacity (full title, if signing in a fiduciary or representative capacity):

--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:

--------------------------------------------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees to deliver to the depositary either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days (as defined in the Offer to Purchase) after the date of execution hereof.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The Eligible Institution that completes this form must communicate the guarantee to the depositary and must deliver the Letter of Transmittal and Share Certificates to the depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Eligible Institution:

------------------------------------------------------------

Address:
--------------------------------------------------

------------------------------------------------------------
                                                                        Zip Code

Area Code and
  Telephone Number:

------------------------------------------------------------
                              Authorized Signature

Name:
----------------------------------------------------
                             (Please Type or Print)

Title:
-----------------------------------------------------

Dated:
----------------------------------------------------

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.